SUPPLEMENT

DATED FEBRUARY 12, 2014 TO

THE HARTFORD BALANCED ALLOCATION FUND

PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED AUGUST 30,

2013 AND SUMMARY PROSPECTUS

DATED MARCH 1, 2013, AS LAST AMENDED APRIL 24, 2013

Effective on or about May 30, 2014, the name of The Hartford Balanced Allocation Fund will be changed to Hartford Moderate Allocation Fund.

This Supplement should be retained with your Prospectus for future reference.

HV-7191	February 2014